UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 4, 2010
NUVASIVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598

(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer Idenitifcaiton
Incorporation)	Number)	Number)
7475 Lusk Boulevard, San Diego, California 92121
(Address of principal executive offices, with zip code)
(858) 909-1800
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements with Certain Officers
On January 4, 2010, the Compensation Committee of the Board of Directors of NuVasive, Inc. (the “Company”) set annual base salaries for the Company’s executive officers for calendar year 2010, effective January 1, 2010, and determined the annual equity award grants for the Company’s executive officers, in accordance with the terms of the Company’s 2004 Equity Incentive Plan. The base salaries, annual option grants and restricted stock unit (“RSU”) grant for the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K) were established as follows:

			2010 Award Grants
Name	Position	2010 Salary	(# of shares)
Alexis V. Lukianov	Chairman and Chief Executive Officer	$800,000	350,000 options
Keith C. Valentine	President and Chief Operating Officer	$500,000	175,000 options
Michael Lambert	Executive Vice President and Chief Financial Officer	$450,000	50,000 RSUs
Patrick Miles	President, Americas	$450,000	125,000 options
Jeffrey Rydin	Executive Vice President, Americas Sales	$400,000	75,000 options
Item 7.01 Regulations FD Disclosure
Item 8.01 Other Events
In a recent press release and public conference call, the Company has disclosed that certain private insurance carriers have labeled the Company’s XLIF procedure as experimental or investigational and have stated a policy of not providing reimbursement for the procedure. In that press release and conference call, the Company discussed its strategy for addressing this situation and working to reverse the policy determinations. To keep investors informed regarding this situation, and the potential that additional insurers may adopt similar policies, the Company has posted an update on the investor relations page of its corporate website at www.nuvasive.com. The reimbursement update page will be revised periodically regarding the policy status of the larger insurance companies in the United States with respect to XLIF as well as comments about the Company’s ongoing aggressive strategy to address the situation. The public is invited to visit the website to stay informed of the evolving situation.
The Company has not altered any of its forward-looking financial guidance for future periods as a result of this situation.
Forward-Looking Statements
NuVasive cautions you that statements included in this Form 8-K that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that additional private or government payers may deny reimbursement to surgeons or hospitals for use of the Company’s products; the risk that NuVasive may be unsuccessful in its efforts to convince government or private payers to provide adequate reimbursement for its products; and the risk that the Company’s revenue or earnings prospects may be adversely impacted due to decreasing procedure volume associated with real or perceived lack of available reimbursement to surgeons or hospitals; and other risks and uncertainties more fully described in NuVasive’s press releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.
Date: January 8, 2010	By:	/s/ Alexis V. Lukianov
Alexis V. Lukianov
Chairman and Chief Executive Officer